Second Quarter 2019 Financial Results & Business Update July 25, 2019 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its future financial and operating performance, business plans or prospects; expectations with respect to continued revenue growth from the company’s commercial products, including potential VIVITROL® growth driven by geographic expansion and state and community-level policy initiatives, and potential ARISTADA® and ARISTADA INITIO® growth driven by expansion of the company’s commercial organization, addition of such products to a key formulary and results from the ALPINE study; the therapeutic and commercial value of the company’s marketed and development products; expectations concerning the timing and results of clinical development activities relating to the company’s products and product development candidates, including the presentation of efficacy data for ALKS 4230, ongoing enrollment and other progress across the ARTISTRY clinical development program for ALKS 4230, topline data from the phase 3 elective study for diroximel fumarate (“DRF”), and the presentation and publication of data relating to detoxification and induction strategies; the company’s expectations and timelines for regulatory interactions with, and actions by, the U.S. Food and Drug Administration (“FDA”) relating to the company’s new drug application (“NDA”) submission for DRF and the company’s planned NDA submission for ALKS 3831, including the expected data to be contained in such NDA for ALKS 3831 and the adequacy of such data to serve as the basis of an NDA for ALKS 3831 for the treatment of schizophrenia and the treatment of bipolar I disorder; the potential financial benefits that may be achieved under the license and collaboration agreement between the company and Biogen for DRF; Biogen’s marketing plans for DRF; and expectations concerning the timing and results of commercial activities relating to the company’s products. The company cautions that forward-looking statements are inherently uncertain. Although the company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks, assumptions and uncertainties include, among others: the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, related to any of the company’s products, which may lead to competition from generic drug manufacturers; data from clinical trials may be interpreted by the FDA in different ways than the company interprets it; the FDA may not agree with the company’s regulatory approval strategies or components of the company’s filings for its products, including its clinical trial designs, conduct and methodologies or the sufficiency of the results thereof to support approval; clinical development activities may not be completed on time or at all; the results of the company’s clinical development activities may not be positive, or predictive of real-world results or of results in subsequent clinical trials, preliminary or interim results in the company’s clinical trials may not be predictive of final results of such clinical trials, results of future clinical trials or real-world results; regulatory submissions may not occur or be submitted in a timely manner; the company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to governmental payers; the FDA or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s most recent Annual Report on Form 10-K and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (GAAP), including non-GAAP net income and non-GAAP earnings per share. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on Feb. 14, 2019. Note Regarding Trademarks: The company is the owner of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO®, VIVITROL® and VUMERITY™. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Q2 2019 Financial Results Jim Frates, Chief Financial Officer Pipeline and R&D Update Craig Hopkinson, Chief Medical Officer Business Update Richard Pops, Chief Executive Officer Second Quarter Earnings Call Agenda

Second Quarter 2019 Revenue Summary In millions, except % Q2’19 Q2’18 ∆ Q2’19 vs. Q2’18 VIVITROL® $88.2 $76.2 16% ARISTADA® $48.4 $33.6 44% Manufacturing & Royalty Revenue $127.9* $128.2 0% R&D Revenue $14.3 $18.3 (22%) License Revenue $1.0 $48.3 N/A Total Revenue $279.9** $304.6 (8%) *These results reflect a $9.9 million decline in revenues from the AMPYRA®/FAMPYRA® franchise compared to the prior year, following generic competition to AMPYRA entering the market in 2018.

Revenues From Proprietary Commercial Medicines Proprietary Commercial Product Net Sales ($M)

VIVITROL® Performance and Expectations Q2 year-over-year net sales growth of 16% to $88.2M, driven by underlying unit growth of 12% Recognized $3M favorable revenue impact related to Medicaid utilization adjustment Gross-to-net deductions of 48% in Q2’19, compared to 49% in Q1’19 and 49% in Q2’18 2019 full year net sales expected to range from $330M - $350M†* Q3 2019 net sales expected to be ~$85M ††*, consistent with seasonal trends, with growth expected to resume in Q4 2019 VIVITROL Quarterly Net Sales ($M) † This financial guidance was initially provided by Alkermes plc (the “Company”) in its Current Report on Form 8-K filed with the SEC on Feb. 14, 2019. This financial guidance was reiterated by the Company in its Current Report on Form 8-K filed with the SEC on July 25, 2019 and is effective only as of such date. †† This financial guidance was initially provided by the Company in its Current Report on Form 8-K filed with the SEC on July 25, 2019 and is effective only as of such date. *The Company expressly disclaims any obligation to update or reaffirm this guidance. The Company only provides guidance in a Regulation FD compliant manner.

ARISTADA® Performance and Expectations Q2 year-over-year net sales growth of 44% to $48.4M Gross-to-net deductions of 48%, compared to 49% in Q1’19 and 43% in Q2’18 Prescriptions increased by 13% sequentially and 43% year-over-year during the quarter, on a TRx months of therapy (MOT) basis1 2019 full year net sales now expected to range from $200M - $210M† Revised from previous expectation in the range of $210 - $230M ARISTADA Quarterly Net Sales ($M) IMS NPA † This financial guidance was initially provided by the Company in its Current Report on Form 8-K filed with the SEC on July 25, 2019 and is effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm this guidance. The Company only provides guidance in a Regulation FD compliant manner.

(in millions, except per share amounts) Financial Expectations for Year Ending Dec. 31, 2019† Revenues $1,140 – 1,190 COGS $180 – 190 R&D Expense $450 – 480 SG&A Expense $590 – 620 Amortization of Intangible Assets ~$40 Net Interest Expense $5 to $10 Income Tax Expense $10 to $15 GAAP Net Loss $(135) – (165) GAAP Net Loss Per Share $(0.87) – (1.06) Non-GAAP Net Income‡ $40 – 70 Non-GAAP Earnings Per Share (Basic) $0.26 – 0.45 Non-GAAP Earnings Per Share (Diluted) $0.25 – 0.43 † This financial guidance was initially provided by the Company in its Current Report on Form 8-K filed with the SEC on Feb. 14, 2019. This financial guidance was reiterated by the Company in its Current Report on Form 8-K filed with the SEC on July 25, 2019 and is effective only as of such date. †† Revised from previous guidance in the range of $210 - $230M provided by the Company in its Current Report on Form 8-K filed with the SEC on Feb. 14, 2019. This revised guidance was provided by the Company in its Current Report on Form 8-K filed with the SEC on July 25, 2019 and is effective only as of such date. *The Company expressly disclaims any obligation to update or reaffirm this guidance. The Company only provides guidance in a Regulation FD compliant manner. ‡ Non-GAAP net income adjusts for one-time and non-cash charges by excluding from GAAP results: share-based compensation expense; amortization; depreciation; non-cash net interest expense; certain other one-time or non-cash items; change in the fair value of contingent consideration; change in the fair value of warrants and equity method investments; and the income tax effect of these reconciling items. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on Feb. 14, 2019. Revenues: VIVITROL® net sales of $330M - $350M†† ARISTADA® net sales of $200M - $210M†† License revenues: $150M milestone anticipated upon FDA approval of diroximel fumarate (expected Q4’19) Alkermes: 2019 Financial Expectations*

VIVITROL®: Opportunities to Increase Utilization and Drive Growth Opportunities have continued to arise at the state and community level as states have adopted more targeted policies in criminal justice and community settings, and have passed legislation to remove certain barriers that limit access to medications California, Texas, Pennsylvania, New Jersey and Kentucky have exhibited strong year-over-year growth VIVITROL net sales continue to be concentrated geographically, but we have seen more diversified growth Top five states represented 43% of volume during Q2’19 Pennsylvania, Ohio, Massachusetts, New York, California Diversified growth: In Q2’19, 25 states grew >25% year-over-year

10

ARISTADA®: Positioned for Long-Term Growth

- ARISTADA underlying prescription trends demonstrated solid growth
  - On a TRx MOT basis, Q2 sequential growth was 13%, compared to the broader atypical long-acting injectable (aLAI) market growth of 6% sequentially
  - Year-over-year, Q2 ARISTADA TRx MOT grew 43%
  - Market share was 30% of new aripiprazole long-acting injectable (LAI) prescriptions (MOT) in June 2019[1], up from 26% in June 2018
- Focus on execution and H2 2019 growth initiatives
  - Engage with healthcare providers to share recent ALPINE study data which demonstrated efficacy, safety and tolerability of ARISTADA alongside the current market leader, INVEGA SUSTENNA®
  - Drive adoption of ARISTADA INITIO®* and the ARISTADA two-month dose
  - Expand utilization of ARISTADA in Veteran's Affairs following addition of ARISTADA to the VA formulary in April 2019 at parity with other LAI atypical antipsychotics
  - Increase traction of expanded commercial organization; Expansion completed in Q1'19 in field and hospital settings

*ARISTADA INITIO regimen consists of ARISTADA INITIO + single 30 mg dose of oral aripiprazole. ARISTADA INITIO regimen plus ARISTADA on day 1 of treatment yields relevant levels of aripiprazole concentration in the body within four days.

1. IMS NPA

Alkermes

© 2019 Alkermes. All rights reserved.

ALKS 3831 Investigational, novel, once-daily, oral atypical antipsychotic drug candidate for the treatment of adults with schizophrenia and the treatment of adults with bipolar I disorder Designed to provide antipsychotic efficacy of olanzapine with a favorable weight profile Reported positive topline results from ENLIGHTEN-2, a six-month phase 3 study assessing weight gain with olanzapine compared to ALKS 3831, in Q4 2018 Presented data from ENLIGHTEN-2 and ENLIGHTEN-2-EXT at SIRS* in April 2019 Conducted pre-NDA meeting with FDA to discuss contents and FDA requirements for planned NDA submission, including planned expansion of the submission to include the treatment of bipolar I disorder based on pharmacokinetic-bridging data Single NDA submission for treatment of schizophrenia and bipolar I disorder planned for Q4 2019 Program Status Priorities *Congress of the Schizophrenia International Research Society Program Status Priorities

ALKS 4230 Novel, engineered fusion protein designed to selectively expand tumor-killing immune cells while avoiding the activation of immunosuppressive cells by preferentially binding to the intermediate-affinity interleukin-2 (IL-2) receptor complex ARTISTRY-1 phase 1/2 study Monotherapy expansion stage: initiated June 2019 in patients with renal cell carcinoma and melanoma refractory to prior administered therapies Monotherapy dose-escalation stage: recommended phase 2 dose identified; dose escalation ongoing to identify maximum tolerated dose Combination stage evaluating safety and anti-tumor activity in combination with pembrolizumab ongoing; initiated September 2018 ARTISTRY-2 phase 1/2 study Administration optimization: subcutaneous dosing study initiated Q1’19 Once-weekly and once-every-three-weeks dosing to be evaluated Announced preclinical research collaboration with Clovis in Q1’19 Plan to present first efficacy data at scientific meeting in 2H 2019 Ongoing enrollment across ARTISTRY development program Program Status Priorities

Diroximel Fumarate (DRF) Investigational product for the treatment of relapsing forms of multiple sclerosis (MS) License and collaboration agreement with Biogen announced in Q4’17 Biogen intends to market diroximel fumarate under the conditionally approved brand name VUMERITY™ Data on DRF efficacy and tolerability presented at AAN and CMSC* Topline results for EVOLVE-MS-2 head-to-head study of diroximel fumarate compared to TECFIDERA® expected in mid-2019 PDUFA date expected in Q4’19 Program Status Priorities Granted Biogen exclusive, worldwide license to commercialize DRF Mid-teens percentage royalty to Alkermes on worldwide net sales of DRF $150M milestone upon regulatory approval by FDA by 12/31/21 Biogen responsible for development and commercial expenses (as of 1/1/18) Biogen License and Collaboration Agreement *American Academy of Neurology (AAN) and Consortium of Multiple Sclerosis Centers (CMSC)

News Flow Expected in 2019 ARISTADA® Report topline results for ALPINE phase 3b study (Q2) ALKS 3831 Present ENLIGHTEN-2 data at medical meeting (Q2) Submit NDA for schizophrenia and bipolar I disorder (Q4) VIVITROL® Present and publish data on detox and induction strategies Diroximel fumarate Report topline data for EVOLVE-MS-2 head-to-head vs. TECFIDERA® (mid-year) Expected FDA regulatory action (Q4) ALKS 4230 Initiate monotherapy expansion stage of ARTISTRY-1 study (Q2) Complete monotherapy dose-escalation stage of ARTISTRY-1 study Initiate ARTISTRY-2 subcutaneous dosing study (Q1) Schizophrenia Addiction Multiple Sclerosis Immuno-oncology

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